Exhibit 32

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant To

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Arrow Financial Corporation (the "Company") on Form 10-Q for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas L. Hoy, Chief Executive Officer of the Company, hereby certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(a)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003

/s/ Thomas L. Hoy

Thomas L. Hoy

Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Arrow Financial Corporation and will be retained by Arrow Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant To

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Arrow Financial Corporation (the "Company") on Form 10-Q for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Murphy, Chief Financial Officer of the Company, hereby certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(a)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003

/s/ John J. Murphy

John J. Murphy

Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Arrow Financial Corporation and will be retained by Arrow Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request